BARON CAPITAL(R) BARON ETF TRUST" SUMMARY PROSPECTUSNOVEMBER 25, 2025 BCGD | Baron Global Durable Advantage ETF" Exchange: NYSE Before you invest, you may want to review the Funds Prospectus, which contains more information about the Fund and its risks. You can find the Funds Prospectus, reports to shareholders, and other information about the Fund online at connect.rightprospectus.com/Baron. You can also get this information at no cost by calling 800-99-BARON or by sending an email request to info@BaronCapitalGroup.com. The Funds Prospectus and statement of additional information, dated 12/5/2025, as may be supplemented, are incorporated by reference into this summary prospectus.BARON CAPITAL(R) BARON ETF TRUST" SUMMARY PROSPECTUS DECEMBER 5, 2025 BCGD | Baron Global Durable Advantage ETF" Exchange: NYSE Before you invest, you may want to review the Funds Prospectus, which contains more information about the Fund and its risks. You can find the Funds Prospectus, reports to shareholders, and other information about the Fund online at connect.rightprospectus.com/Baron. You can also get this information at no cost by calling 800-99-BARON or by sending an email request to info@BaronCapitalGroup.com. The Funds Prospectus and statement of additional information, dated 11/25/2025, as may be supplemented, are incorporated by reference into this summary prospectus.

Baron Global Durable Advantage ETF

Investment Goal

The investment goal of Baron Global Durable Advantage ETF (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee[1]	Other Expenses[2]	Total Annual Fund Operating Expenses
Baron Global Durable Advantage ETF
	0.75%	0.00%	0.75%

[1]	Pursuant to the Fund’s unitary management fee structure, BAMCO, Inc. (“BAMCO” or the “Adviser”) will pay all expenses of the Fund, except for portfolio transaction costs, interest and dividend expense, acquired fund fees and expenses, fees and expenses related to filing foreign tax reclaims, and extraordinary expenses.
[2]	“Other Expenses” have been estimated for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3
Baron Global Durable Advantage ETF
	$77	$240

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Baron Global Durable Advantage ETF

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. Because the Fund had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a non-diversified fund that seeks to achieve its investment objective by investing primarily in equity securities of established and developing countries throughout the world, with capitalizations within the range of companies included in the MSCI ACWI Index (USD). Developing countries include countries in the MSCI Emerging Markets (EM) Index, countries in the MSCI Frontier Markets (FM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM and FM Indexes. As of August 29, 2025, the market capitalization of the companies in the MSCI ACWI Index (USD) ranged from $197.38 million to $4.25 trillion and may fluctuate over time. At all times, the Fund will have investments in equity securities of companies in at least three countries outside of the U.S. Under normal market and economic conditions, which will be assessed on a global basis, at least 40% of the Fund’s net assets will be invested in stocks of companies outside the U.S. Under non-favorable market and economic conditions, which will be assessed on a company by company basis, at least 30% of the Fund’s net assets will be invested in stocks of companies outside the U.S. While the Fund may invest in U.S. securities, there is no minimum which the Fund must invest in such securities.

The Adviser seeks to invest primarily in what it believes are well-managed, competitively advantaged businesses as they progress through their growth s-curves (i.e., the initial phase of slow progress, a rapid growth phase, and finally, a plateau where growth slows down) and are no longer able to reinvest all earnings back into their businesses and therefore generate significant excess free cash flows.

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Principal Risks of Investing in the Fund

Non-Diversified Portfolio. The Fund is non-diversified, which means it will likely have a greater percentage of its assets in a single issuer than a diversified fund. As a result, a non-diversified fund will likely invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the Fund’s performance compared to a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

Non-U.S. Securities. Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Concentration. The Fund may at certain times hold large positions in a relatively limited number of issuers, investments or industries including, without limitation, as a result of price shifts of its investments, changes in the composition of the Fund’s overall portfolio and other factors. The Fund could be subject to significant losses if it holds a relatively large position in a single issuer or a particular type of investment that declines in value and the losses could increase even further if the investments cannot be liquidated without adverse market reaction or are otherwise adversely affected by changes in market conditions or circumstances. As a result, the value of the Fund may be more volatile than a portfolio which diversifies across a larger number of investments.

Growth Investing. In connection with the Fund’s investment in growth stocks, potential investors are warned that growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, because growth stocks tend to be sensitive to changes in their earnings and to increasing interest rates and inflation, they tend to be more volatile than other types of stocks.

General Stock Market. Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). In addition, turbulence caused, among other reasons, by increased inflation, or tightening monetary policy or interest rate increases by the US Federal Reserve or similar international bodies, and reduced liquidity in financial markets may negatively affect many issuers, which could have an adverse effect on an investment in the Fund. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market

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may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact an investment in the Fund.

Risks of Emphasizing a Region, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio. The economies and financial markets of certain regions - such as Latin America, Asia, and Europe and the Mediterranean region - can be interdependent and may all decline at the same time.

Small and Mid-Sized Companies. As the Fund may invest in stocks of all capitalizations, the Fund may be exposed to risks associated with investment in small-and mid-sized companies. Securities of small-and mid-sized companies may not be well known to some investors, and the securities may be less actively traded than those of large businesses. The securities of small-and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small-and mid-sized companies rely more on the skills of the Investment Manager and on their continued tenure. Investing in small-and mid-sized companies requires a long-term outlook and may require Shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Currency. This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the Fund’s holdings can be significant, unpredictable and long-lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, because exchange rate movements are volatile, the Fund’s attempts at hedging could be unsuccessful, and it may not be possible to effectively hedge the currency risks of many developing countries.

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Developing Countries. The Fund invests in developing countries, which include countries in the MSCI Emerging Markets (EM) Index, countries in the MSCI Frontier Markets (FM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM and FM Indexes. Investments in developing countries are subject to all of the risks of non-U.S. investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation. These risks are greater for countries in the FM Index.

ETF Structure Risks.

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Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a discount to NAV per share and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened to the extent the Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

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Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in- kind.

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Trading Risk. The market prices of shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for shares. The Adviser cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading

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significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than the Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In addition, the securities held by the Fund may be traded in markets that close at a different time than the Fund’s listing exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Fund’s listing exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Fund’s listing exchange and the corresponding premium or discount to the shares’ NAV may widen.

Limited Operating History Risk. The Fund has not commenced operations. As a result, prospective investors would not have a track record or history on which to base their investment decisions. In addition, until the Fund achieves a certain size, the performance of certain of its investments may disproportionately impact the performance of the Fund, which may be subject to heightened volatility. In addition, there can be no assurance that the Fund will grow to or maintain an economically viable size.

Large Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the New York Stock Exchange (“NYSE”) and may, therefore, have a material upward or downward effect on the market price of the Shares.

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Performance

Because Baron Global Durable Advantage ETF had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. Comparison of Fund performance to an appropriate index indicates how the Fund’s average annual returns compare with those of a broad measure of market performance. After the Fund commences investment operations, performance information will be available online at www.BaronCapitalGroup.com/daily-prices-and-performance or by calling 1-800-99BARON (1-800-992-2766).

Management

Investment Adviser. BAMCO is the investment adviser of the Fund.

Portfolio Manager. Alex Umansky and Guy Tartakovsky have been the co-managers of the Fund since its inception in 2025. Mr. Umansky has worked at the Adviser as a portfolio manager since November of 2011. Mr. Tartakovsky has worked at the Adviser as a portfolio manager since August of 2015.

Purchase and Sale of Fund Shares

Individual shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because shares trade at market prices, rather than NAV, shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

You may incur costs attributable to the difference between the highest price a buyer is willing to pay for shares (bid) and the lowest price a seller is willing to accept for shares (ask) (the “bid-ask spread”) when buying or selling shares in the secondary market.

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads (when available), will be available on the Fund’s website at www.BaronCapitalGroup.com.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains,

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regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

Financial Intermediary Compensation

If you purchase Shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Notes

Notes

SUMPROBCGD 11/25/2025SUMPROBCGD 12/5/2025